FIRST AMENDMENT TO LOAN AND SECURITY AGREEMENT
                            AND OTHER LOAN DOCUMENTS

         This FIRST AMENDMENT TO LOAN AND SECURITY AGREEMENT AND OTHER LOAN DOCUMENTS (this "Amendment") is dated as of March 27, 1996 by and among BRENTWOOD SERVICE GROUP, INC., a New York corporation, COMPUTER CONSULTANTS FUNDING & SUPPORT, INC., a New York corporation, LABFORCE OF AMERICA, INC., a New York corporation, PRO UNLIMITED, INC., a New York corporation, TEMPORARY HELP INDUSTRY SERVICING COMPANY, INC., a New York corporation, UNIFORCE MIS SERVICES OF GEORGIA, INC., a Georgia corporation, and UNIFORCE STAFFING SERVICES, INC., a New York corporation (collectively, "Original Borrowers" and individually, each an "Original Borrower"), PROFESSIONAL STAFFING FUNDING & SUPPORT, INC., a New York corporation ("PSF&S") (PSF&S and Original Borrowers referred to herein collectively, as "Borrowers" and individually, each as a "Borrower"), UNIFORCE SERVICES, INC., a New York corporation ("Holdings"), HELLER FINANCIAL, INC., a Delaware corporation (in its individual capacity, "Heller"), for itself, as Lender, and as Agent for Lenders ("Agent"), and UNITED JERSEY BANK, a New Jersey banking corporation, as a Lender ("UJB").

                                    RECITALS

                  WHEREAS, Original Borrowers, Holdings, Heller and Agent are parties to that certain Loan and Security Agreement dated as of December 8, 1995 (as from time to time amended, restated, supplemented or otherwise modified, the "Loan Agreement"; capitalized terms used but not otherwise defined herein having the definitions provided therefor in the Loan Agreement) and various other Loan Documents;

                  WHEREAS, UJB and Heller have entered into that certain Lender Addition Agreement of even date herewith, pursuant to which UJB will become a Lender under the Loan Agreement concurrently with the effectiveness hereof; and

                  WHEREAS, the parties hereto desire to amend the Loan Agreement and the Loan Documents to include PSF&S as a Borrower thereunder and as otherwise herein set forth.

                  NOW, THEREFORE, in consideration of the premises and the mutual covenants hereinafter contained, and for other good and valuable consideration, the parties hereto agree as follows:

1.       LIMITED CONSENT.

         (a) Notwithstanding the provisions of SUBSECTIONS 7.1 and 7.2 of the Loan Agreement, the Agent hereby consents to the incurrence by Holdings of its obligations under (1) the Lease Guaranty dated as of October 25, 1995 by Holdings in favor of PeopleSoft Credit Corporation and (2) the Guaranty dated as of February 28, 1996 by Holdings in favor of Siemens Credit

Corporation, as each such document is in effect on such date without giving effect to any amendment or other modification thereto; and

         (b) Notwithstanding the provisions of SUBSECTION 7.5 of the Loan Agreement, the Agent hereby consents to the purchase, on or prior to April 30, 1996, by Holdings from Vince Brannon and Steven Tully of 13,794 shares in the aggregate for an amount not to exceed $165,000 in the aggregate, together with all costs, fees and expenses relating thereto.

2. AMENDMENT TO THE LOAN AGREEMENT AND OTHER LOAN DOCUMENTS. Subject to the terms and conditions set forth in SECTION 5 of this Amendment, the Loan Agreement and the other Loan Documents identified below are hereby amended as follows:

         (a) The definition of "Borrowers" contained in the preamble to the Loan Agreement is hereby amended to include PSF&S therein. In addition, each reference to "Borrowers" contained in any Loan Document are hereby deemed to include PSF&S therein.

         (b)      The   definition   of  "Inactive   Subsidiary"   contained  in
SUBSECTION 1.1 of the Loan Agreement is hereby amended to exclude the reference to PSF&S.

         (c) The following text is inserted as the final text of the first sentence of SUBSECTION 6.4 of the Loan Agreement:

                  "other than Fiscal Year 1996 and will not exceed $1,900,000 for Fiscal Year 1996"

         (d) The Form of Borrowing Base Certificate contained in EXHIBIT 1.1(A) of the Loan Agreement is hereby amended such that each Borrowing Base Certificate delivered to Agent from and after the date of this Amendment shall include a reference to PSF&S as a Borrower where applicable therein.

         (e) The Form of Compliance Certificate in EXHIBIT 1.1(B) of the Loan Agreement is hereby amended to include a reference to PSF&S as a Borrower where applicable therein.

         (f) Upon the effectiveness of this Amendment each reference to PSF&S as a "Guarantor" in the Loan Documents is hereby deleted.

         (g) Upon the effectiveness of this Amendment each reference to PSF&S as a "Grantor" in the Loan Documents is hereby deleted.

         (h) PSF&S shall be deemed to have acted in its capacity as a Borrower, rather than as a "Grantor", in appointing Olshan Grundman Frome & Rosenzweig LLP ("OGF&R") as its agent to receive service of process in New York pursuant to the letter dated the Closing Date between PSF&S and OGF&R.

3. NO WAIVER OF PAST DEFAULTS. Nothing contained herein shall be deemed to constitute a waiver of any Default or Event of Default that may heretofore or hereafter occur or have occurred and be continuing or, except as expressly provided herein, to modify any provision of the Loan Agreement.

4. REPRESENTATIONS AND WARRANTIES. Holdings and Borrowers jointly and severally represent and warrant to Agent and Lenders that the execution, delivery and performance by Holdings and each Borrower of this Amendment and the related Loan Documents are within each such Person's corporate powers, have been duly authorized by all necessary corporate action (including, without limitation, all necessary shareholder approval) of each such Person, have received all necessary governmental approvals, and do not and will not contravene or conflict with any provision of law applicable to any such Person, the certificate or articles of incorporation or bylaws of any such Person, or any order, judgment or decree of any court or other agency of government or any contractual obligation binding upon any such Person; and this Amendment, the Loan Agreement and each Loan Document, each as amended hereby, is the legal, valid and binding obligation of Holdings and each Borrower, as applicable, enforceable against each such Person in accordance with its terms.

5.       CONDITIONS.   The  effectiveness  of  the  amendments  stated  in  this
Amendment is subject to the following conditions precedent or concurrent:

         (a) AMENDMENT. This Amendment shall have been duly executed by all parties hereto and delivered to Agent.

         (b) LENDER ADDITION AGREEMENT. The Lender Addition Agreement of even date herewith between Heller and UJB shall have been duly executed and delivered to Agent.

         (c) FIRST AMENDED TERM NOTES. The First Amended Term Notes of even date herewith shall have been duly executed and delivered by Borrowers to Agent. Upon Agent's receipt of such Notes, the Term Note made as of December 8, 1995 in favor of Heller shall be returned to Borrower Representative with reasonable promptness.

         (d) FIRST AMENDED REVOLVING NOTES. The First Amended Revolving Notes of even date herewith shall have been duly executed and delivered by Borrowers to Agent. Upon Agent's receipt of such Notes, the Revolving Notes made as of December 8, 1995 in favor of Heller shall be returned to Borrower Representative with reasonable promptness.

         (e) NO DEFAULT. No Default or Event of Default under the Loan Agreement, as amended hereby, shall have occurred and be continuing.

         (f) WARRANTIES AND REPRESENTATIONS. The warranties and representations of Holdings and each Borrower contained in this Amendment, the Loan Agreement, as amended hereby, and the other Loan Documents shall be true and correct as of the effective date hereof, with the same effect as though made on such date, except to the extent that such warranties and representations

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expressly  relate  to an  earlier  date,  in  which  case  such  warranties  and representations shall have been true and correct as of such earlier date.

         (g) LEGAL OPINION. A legal opinion of counsel for PSF&S, in substantially the form delivered by counsel for the original Borrowers on the Closing Date, shall have been duly executed and delivered to Agent.

         (h) SECRETARY'S CERTIFICATE. A Secretary's Certificate of PSF&S shall have been duly executed and delivered to Agent certifying that (i) there have been no amendments or other modifications to the certificate of incorporation or bylaws of PSF&S since the Closing Date, (ii) PFS&S is in good standing in its state of incorporation, the state in which the principal place of business of PSF&S is located and all states in which its activities require it to be qualified and/or licensed to do business, (iii) attached are resolutions of the PSF&S Board of Directors authorizing and approving the execution, delivery and performance of the Loan Documents by PSF&S as a Borrower and (iv) the persons named on such certificate are the duly elected and qualified officers of PSF&S holding the offices set forth opposite their respective names, and that the signatures set forth opposite their respective names are their genuine signatures.

6.       MISCELLANEOUS.

         (a) CAPTIONS. Section captions used in this Amendment are for convenience only, and shall not affect the construction of this Amendment.

         (b) GOVERNING LAW. THIS AMENDMENT SHALL BE A CONTRACT MADE UNDER AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK, WITHOUT REGARD TO CONFLICT OF LAWS PRINCIPLES. Whenever possible each provision of this Amendment shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Amendment shall be prohibited by or invalid under such law, such provision shall be ineffective to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Amendment.

         (c) COUNTERPARTS. This Amendment may be executed in any number of counterparts and by the different parties on separate counterparts, and each such counterpart shall be deemed to be an original, but all such counterparts shall together constitute but one and the same instrument.

         (d) SUCCESSORS AND ASSIGNS. This Amendment shall be binding upon, and shall inure to the sole benefit of, Borrowers, Holdings, Agent and Lenders, and their respective successors and assigns.

         (e) REFERENCES. Any reference to the Loan Agreement contained in any notice, request, certificate, or other document executed concurrently with or after the execution and delivery of this Amendment shall be deemed to include this Amendment unless the context shall otherwise require.

         (f) CONTINUED EFFECTIVENESS. Notwithstanding anything contained herein, the terms of this Amendment are not intended to and do not serve to effect a novation as to the Loan Agreement; instead, it is the express intention of the parties hereto to reaffirm the Indebtedness created under the Loan Agreement which is evidenced by the Notes and secured by the Collateral. The Loan Agreement, as amended hereby, and each of the other Loan Documents shall remain in full force and effect.

         (g) COSTS, EXPENSES AND INDEMNITY. Borrowers affirm and acknowledge that SECTION 10.1 and SECTION 10.2 of the Loan Agreement apply to this Amendment and the transactions and agreements and documents contemplated hereunder.


                            [signature page follows]

         IN WITNESS WHEREOF, this First Amendment to Loan and Security Agreement has been duly executed and delivered as of the day and year first above written.

                                          COMPUTER CONSULTANTS
                                                   FUNDING & SUPPORT, INC.
                                          LABFORCE OF AMERICA, INC.
                                          PRO UNLIMITED, INC.
                                          PROFESSIONAL STAFFING
                                                   FUNDING & SUPPORT, INC.
                                          TEMPORARY HELP INDUSTRY
                                                   SERVICING COMPANY, INC.
                                          UNIFORCE MIS SERVICES OF GEORGIA,
                                                   INC.
                                          UNIFORCE STAFFING SERVICES, INC.

                                          For each of the foregoing:

                                          By: /s/ HARRY MACCARRONE
                                             ----------------------------
                                          Title: Vice President - Finance


                                          BRENTWOOD SERVICE GROUP, INC.

                                          By: /s/ HARRY MACCARRONE
                                             ----------------------------
                                          Title: President


                                          HELLER FINANCIAL, INC.,
                                                   as Agent and a Lender

                                          By: /s/ SHYAM AMLADI
                                             ----------------------------
                                          Title: Senior Vice President


                                          UNITED JERSEY BANK,
                                                   as a Lender

                                          By: /s/ ROBERT MUNNS
                                             ----------------------------
                                          Title: Vice President